UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2023
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

The fiscal year 2023 Annual Meeting of Stockholders of Aviat Networks, Inc. (the “Company”) was held on November 8, 2023 (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the board of directors of the Company (the “Board”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Current Certificate”) to reflect new Delaware law provisions regarding officer exculpation (the “Exculpation Amendment”) and approved the amendment and restatement of the Current Certificate to make certain additional, non-substantive amendments (the “Non-Substantive Amendments,” together with the Exculpation Amendment, the “Certificate Amendments”).

The Certificate Amendments became effective upon the filing of the Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”) with the Secretary of State of Delaware on November 9, 2023. A description of the Certificate Amendments are provided in “Proposal No. 5 – Amendment of the Company’s Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation” and “Proposal No. 6 – Amendment and Restatement of the Company’s Current Certificate to Make Certain Additional, Non-Substantive Amendments” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 25, 2023 (the “Proxy Statement”), which description and text are incorporated herein by reference. The foregoing description of the terms of the Certificate Amendments and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by the full text of the A&R Certificate, which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF FISCAL YEAR 2023 ANNUAL MEETING OF STOCKHOLDERS

For more information about the proposals set forth below, please see the Company’s Proxy Statement. A total of 9,984,341 (or approximately 85.2%) of the Company’s shares of common stock, par value $0.01 per share, that were issued, outstanding and entitled to vote at the Annual Meeting were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

(1) Proposal 1 – Election of Directors.
Each of the following persons was duly elected by the Company’s stockholders until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, with votes as follows:

	Number of Shares
Nominees:	For	Against	Abstain	Broker Non-Votes
John Mutch	8,009,738	274,820	2,875	1,696,908
Laxmi Akkaraju	8,234,694	44,496	8,243	1,696,908
Bryan Ingram	8,235,300	44,115	8,018	1,696,908
Michele Klein	8,177,796	101,630	8,007	1,696,908
Peter Smith	8,218,432	66,250	2,751	1,696,908
Bruce Taten	8,202,980	76,238	8,215	1,696,908

(2) Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment by the Audit Committee of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for fiscal year 2024, was approved by the Company’s stockholders, with votes as follows:

	Number of Shares
	For	Against	Abstain
Proposal 2	9,935,081	45,566	3,694

(3) Proposal 3 – Advisory, Non-Binding Vote on Named Executive Officer Compensation. The advisory, non-binding vote to approve the Company’s named executive officer compensation, was approved by the Company’s stockholders, with votes as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 3	8,138,002	131,075	18,356	1,696,908

(4) Proposal 4 – Approval of Amendment No. 1 to the Tax Benefit Preservation Plan. The Amendment No. 1 to the Amended and Restated Tax Benefit Preservation Plan, dated as of February 28, 2023, by and between the Company and Computershare Inc., as Rights Agent, was approved by the Company’s stockholders, with votes as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 4	7,860,699	418,873	7,861	1,696,908

(5) Proposal 5 – Amendment of the Company’s Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation. The amendment to the Company’s Current Certificate to reflect new Delaware law provisions regarding officer exculpation, was approved by the Company’s stockholders, with votes as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 5	6,909,416	1,372,645	5,372	1,696,908

(6) Proposal 6 – Amendment and Restatement of the Company’s Current Certificate to Make Certain Additional, Non-Substantive Amendments. The amendment and restatement of the Company’s Current Certificate to make certain additional, non-substantive amendments, was approved by the Company’s stockholders, with votes as follows:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 6	8,242,278	38,310	6,845	1,696,908

No other matters were submitted for stockholder action at the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

On November 13, 2023, the Company issued a press release announcing the election of Laxmi Akkaraju to the Board and the departure of Jim Stoffel from the Company’s Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1*	Amended and Restated Certificate of Incorporation of Aviat Networks, Inc. as filed with the Secretary of State of the State of Delaware on November 9, 2023
99.1**	Press Release, issued by Aviat Networks, Inc. on November 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.
** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: November 13, 2023	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer